Exhibit 10.91

COMMON SHARE WARRANT

For the Purchase of ______________ (____________) shares of Common Stock of

Bioxytran, Inc.

(the “Shares”)

1. Warrant Shares. THIS CERTIFIES THAT, for value received, _________________, or its assigns (“Holder”), as registered owner of this Warrant Shares, issued by Bioxytran, Inc. (the “Company”), Holder is entitled, at any time or from time to time from ___________, 2026 (the “Commencement Date”), and at or before 5:00 p.m., Eastern time, _____________, 2031 (the “Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to _____________ shares of Common Stock of the Company, par value $0.001 per share, subject to adjustment as provided in Section 6 hereof. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant Shares may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate this Warrant Shares except as otherwise provided herein or with the Holder’s consent. This Warrant Shares is initially exercisable at $0.12 per Share; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Warrant Shares, including the exercise price per Share and the number of Shares to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context.

2. Exercise.

2.1 Exercise Form. In order to exercise this Warrant Shares, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Warrant Shares and payment of the Exercise Price for the Shares being purchased payable in cash by wire transfer of immediately available funds to an account designated by the Company or by certified check or official bank check. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Warrant Shares shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

2.2  Legend. Each certificate for the Shares purchased under this Warrant Shares shall bear a legend as follows unless such Shares have been registered under the Securities Act of 1933, as amended (the “Act”):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state law. Neither the securities nor any interest therein may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act and applicable state law which, in the opinion of counsel to the Company, is available.”

3. Transfer.

3.1 Transfer. Transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Warrant Shares and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five (5) Business Days upon receipt of the completed assignment form and payment of all transfer taxes, if any, transfer this Warrant Shares on the books of the Company and shall execute and deliver a new Warrant Shares or Warrant Shares of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

3.2  Restrictions Imposed by the Act. The Shares evidenced by this Warrant Shares shall not be transferred unless and until: (i) the Company has received the opinion of counsel for the Holder that the securities may be transferred pursuant to an exemption from registration under the Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company (the Company hereby agreeing that the opinion of Robert J. Burnett shall be deemed satisfactory evidence of the availability of an exemption), or (ii) a registration statement or a post-effective amendment to the registration statement relating to the offer and sale of the Shares has been filed by the Company and declared effective by the U.S. Securities and Exchange Commission (the “Commission”) and compliance with applicable state securities law has been established.

4. Call Features of Warrants

4.1 Direct Exercise. Unexercised warrants may be called by the Company commencing upon the ninth (9th) month of the term of the warrants if the Company’s common stock reaches a Trading Price exceeding $.50 per share for 10 consecutive days, subject to adjustment as described in Article 6, the Company has the right, until the Expiration Date, to demand in writing the exercise of this warrant by issuing a Call Notice. Upon delivery of a Call Notice to the Holder in written form, the Holder will have 10 days in which to exercise all or a portion of this warrant in accordance with Section 2.1. Should the Holder not exercise in accordance with Section 2.1 within 10 days of receipt of the written Call Notice, then any unexercised portion of this warrant and all of its terms and provisions will be deemed to have expired immediately.

4.2 Cashless Exercise. Unexercised warrants may also be called by the Company in a cashless exercise. Commencing upon the ninth (9th) month of the term of the warrants, the Company has the right, until the Expiration Date, to demand in writing a cashless exercise of this warrant by issuing a Call Notice. Upon delivery of a Call Notice to the Holder in written form, the Holder will have 10 days in which to elect to receive the number of Shares equal to the value of this Purchase Warrant (or the portion thereof being exercised), by surrender of this Purchase Warrant to the Company, together with the exercise form attached hereto, in which event the Company will issue to Holder Shares in accordance with the formula here below. Should the Holder not exercise within 10 days of receipt of the written Call Notice, then any unexercised portion of this warrant and all of its terms and provisions will be deemed to have expired immediately.

X	=	Y*(A-B)
A
Where,
		X	=	The number of Shares to be issued to Holder;
		Y	=	The number of Shares for which the Purchase Warrant is being exercised;
		A	=	The fair market value of one Share; and
		B	=	The Exercise Price.

For purposes of this Section 4.2, the fair market value of a Share is defined as follows:

(i)	if the Company’s common stock is traded on a national securities exchange, the fair value shall be deemed to be the closing price on such exchange on the trading day immediately preceding the date on which Holder elects to exercise this Purchase Warrant, which shall be set forth in the applicable notice of exercise;

(ii)	if the Company’s common stock is traded on any tier of the OTC Markets or any successor over-the-counter market, the fair value shall be deemed to be the closing bid price on the over-the-counter market on the trading day immediately preceding date on which Holder elects to exercise this Purchase Warrant, which shall be set forth in the applicable notice of exercise; or

(iii)	if there is no active trading market, the fair value shall be the fair market value as determined in good faith by the Company’s Board of Directors.

5. New Warrant Shares to be Issued.

5.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Warrant Shares may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant Shares for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax if exercised pursuant to Section 2.1 hereto, the Company shall cause to be delivered to the Holder without charge a new Warrant Shares of like tenor to this Warrant Shares in the name of the Holder evidencing the right of the Holder to purchase the number of Shares purchasable hereunder as to which this Warrant Shares has not been exercised or assigned.

5.2  Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Shares and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new Warrant Shares of like tenor and date. Any such new Warrant Shares executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

6. Adjustments.

6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of Shares underlying the Warrant Shares shall be subject to adjustment from time to time as hereinafter set forth:

6.1.1 Share Dividends; Split Ups. If, after the date hereof, and subject to the provisions of Section 6.3 below, the number of outstanding Shares is increased by a share dividend payable in Shares or by a split up of Shares or other similar event, then, on the effective day thereof, the number of Shares purchasable hereunder shall be increased in proportion to such increase in outstanding Shares, and the Exercise Price shall be proportionately decreased.

6.1.2  Aggregation of Shares. If, after the date hereof, and subject to the provisions of Section 6.3 below, the number of outstanding Shares is decreased by a consolidation, combination or reclassification of Shares or other similar event, then, on the effective date thereof, the number of Shares purchasable hereunder shall be decreased in proportion to such decrease in outstanding Shares, and the Exercise Price shall be proportionately increased.

6.1.3  Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Shares other than a change covered by Section 6.1.1 or 6.1.2 hereof or that solely affects the par value of such Shares, or in the case of any share reconstruction or merger or consolidation of the Company with or into another corporation (other than a consolidation or share reconstruction or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant Shares shall have the right thereafter (until the expiration of the right of exercise of this Warrant Shares) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares or other securities or property (including cash) receivable upon such reclassification, reorganization, share reconstruction or merger, or consolidation, or upon a dissolution following any such sale or transfer, by a Holder of the number of Shares of the Company obtainable upon exercise of this Warrant Shares immediately prior to such event; and if any reclassification also results in a change in Shares covered by Section 6.1.1 or 6.1.2, then such adjustment shall be made pursuant to Sections 6.1.1, 6.1.2 and this Section 6.1.3. The provisions of this Section 6.1.3 shall similarly apply to successive reclassifications, reorganizations, share reconstructions or mergers, or consolidations, sales or other transfers.

6.1.4  Changes in Form of Warrant Shares. This form of Warrant Shares need not be changed because of any change pursuant to this Section 6.1, and Warrant Shares issued after such change may state the same Exercise Price and the same number of Shares as are stated in the Warrant Shares initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Warrant Shares reflecting a required or permissive change shall not be deemed to waive any rights to an adjustment occurring after the Commencement Date or the computation thereof.

6.2  Substitute Warrant Shares. In case of any consolidation of the Company with, or share reconstruction or merger of the Company with or into, another corporation (other than a consolidation or share reconstruction or merger which does not result in any reclassification or change of the outstanding Shares), the corporation formed by such consolidation or share reconstruction or merger shall execute and deliver to the Holder a supplemental Warrant Shares providing that the holder of each Warrant Shares then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Warrant Shares) to receive, upon exercise of such Warrant Shares, the kind and amount of shares and other securities and property receivable upon such consolidation or share reconstruction or merger, by a holder of the number of Shares of the Company for which such Warrant Shares might have been exercised immediately prior to such consolidation, share reconstruction or merger, sale or transfer. Such supplemental Warrant Shares shall provide for adjustments which shall be identical to the adjustments provided for in this Section 6. The above provision of this Section shall similarly apply to successive consolidations or share reconstructions or mergers.

6.3  Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares upon the exercise of the Warrant Shares, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down, as the case may be, to the nearest whole number of Shares or other securities, properties or rights.

7.  Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of the Warrant Shares, such number of Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrant Shares and payment of the Exercise Price therefor, in accordance with the terms hereby, all Shares and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any shareholder. As long as the Warrant Shares shall be outstanding, the Company shall use its commercially reasonable efforts to cause all Shares issuable upon exercise of the Warrant Shares to be listed (subject to official notice of issuance) on a national securities exchange or quoted on any tier of the OTC Markets or any successor trading market on which the Shares issued by the Company may then be listed and/or quoted.

8. Certain Notice Requirements.

8.1 Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a shareholder for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrant Shares and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be. Notwithstanding the foregoing, the Company shall deliver to each Holder a copy of each notice given to the other shareholders of the Company in connection with the events described in Section 8.2 below at the same time and in the same manner that such notice is given to the shareholders.

8.2  Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, (ii) the Company shall offer to all the holders of its Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or share reconstruction or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

8.3  Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 hereof, send notice to the Holders of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s Chief Financial Officer.

8.4  Transmittal of Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via e-mail attachment at the email address set forth below at or prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via e-mail attachment at the e-mail address as set forth below on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.

If to the Holder:

______________________

attn. __________________

______________________

______________________

______________________

If to the Company:

Bioxytran, Inc.

attn. Dr David Platt

75 2nd Ave., Ste 605

Needham, MA, 02494

info@bioxytraninc.com

9. Miscellaneous.

9.1 Amendments. The Company and the Holder may from time to time supplement or amend this Warrant Shares. All modifications or amendments shall require the written consent of and be signed by the party against whom enforcement of the modification or amendment is sought.

9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant Shares.

9.3. Entire Agreement. This Warrant Shares (together with the other agreements and documents being delivered pursuant to or in connection with this Warrant Shares) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.4 Binding Effect. This Warrant Shares shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representative and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant Shares or any provisions herein contained.

9.5 Governing Law; Submission to Jurisdiction; Trial by Jury. This Warrant Shares shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Warrant Shares shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

9.6 Waiver, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant Shares shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant Shares or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant Shares. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant Shares shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

9.7 Exchange Agreement. As a condition of the Holder’s receipt and acceptance of this Warrant Shares, Holder agrees that, at any time prior to the complete exercise of this Warrant Shares by Holder, if the Company and the holder enter into an agreement (“Exchange Agreement”) pursuant to which they agree that all outstanding Warrant Shares will be exchanged for securities or cash or a combination of both, then Holder shall agree to such exchange and become a party to the Exchange Agreement.

IN WITNESS WHEREOF, the Company has caused this Warrant Shares to be signed by its duly authorized officer as of the ___th day of ______, 2025.

BIOXYTRAN, INC.

By:
Name:	David Platt
Title:	Chief Executive Officer